UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026 (July 1, 2026)

Brand Engagement Network Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave, Suite 210 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 757-3650

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced acquisition of Cataneo GmbH (“Cataneo”), the Board of Directors (the “Board”) of Brand Engagement Network Inc. (the “Company”) appointed Christian Unterseer to serve as a member of the Board, effective July 1, 2026.

Mr. Unterseer founded Cataneo in September 2002 and grew Cataneo into a globally recognized enterprise platform serving leading media organizations across international markets. Prior to founding Cataneo, Mr. Unterseer was the chief executive officer of Home Shopping Europe UK in London from 2000 until July 2002 and Director, Ad Traffic & Broadcast Scheduling at ProSiebenSat1 Media AG. He graduated from Bavarian Academy of Advertising, Munich with a degree in media marketing in 1992.

Mr. Unterseer will receive equity compensation for his services as a director of the Company in accordance with the Company’s Board compensation policy subject to vesting requirements.

Other than as otherwise disclosed herein, there are no arrangements or understandings with any person pursuant to which Mr. Unterseer was selected to serve as a director of the Company. Mr. Unterseer does not have any family relationship with any of the Company’s directors or executive officers. There have been no transactions directly or indirectly involving Mr. Unterseer that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

●	104	Cover Page Interactive Data File (Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brand Engagement Network Inc.

Dated: July 17, 2026	By:	/s/ Tyler Luck
	Name:	Tyler Luck
	Title:	Chief Executive Officer